EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003


     In connection with the Annual Report of Zen Pottery Equipment, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Walter Nathan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2003, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: SEPTEMBER 28, 2004


                                           By: /s/ Walter Nathan
                                           ------------------------
                                           Chief Financial Officer